UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

August 8, 2017

SUPERIOR DRILLING PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Utah	46-4341605
(State of Incorporation)	(I.R.S. Employer Identification No.)

1583 South 1700 East
Vernal, Utah	84078
(Address of principal executive offices)	(Zip code)

Commission File Number: 001-36453

Registrant’s telephone number, including area code: (435) 789-0594

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement.

On August 8, 2017, the Board of Directors of Superior Drilling Product, Inc. (the “Company”) entered into an amended and restated loan agreement and note with Tronco Energy Corporation changing the payment terms on the note to interest only payments due December 31, 2017, 2018, 2019, 2020 and 2021, with a balloon payment of all unpaid interest and principal due in upon full maturity on December 31, 2022. The Tronco note is secured by a first position liens on all of Tronco’s assets, as well as by the guarantees of Troy and Annette Meier, which are directly payable to and legally enforceable by us. In addition, the Meier’s have provided the Company with stock pledges in which they pledge all of their shares of the Company’s common stock held by their family entities as collateral for the full repayment of the Tronco loan.

The foregoing descriptions of the amendment and restatement of the Tronco loan agreement and note are qualified in their entirety by reference to the text of such documents, which are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On August 11, 2017, the Company issued a press release announcing its financial results for the quarter ending June 30, 2017. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The webcast and slide presentation for the earnings call are available on the Investors page of the Company’s website at www.sdpi.com. Information on the Company’s website is not deemed to be incorporated herein by reference. The slide presentation for the is furnished herewith as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached Exhibits 99.1 and 99.2 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Second Amended and Restated Loan Agreement between the Company and Tronco Energy Corporation dated August 8, 2017.*

10.2	Second Amended and Restated Promissory Note between the Company and Tronco Energy Corporation dated August 8, 2017.*

99.1	Press release dated August 11, 2017 regarding second quarter 2017 earnings.*

99.2	Slide presentation accompanying earnings call.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2017

SUPERIOR DRILLING PRODUCTS, INC.

/s/ Christopher D. Cashion
Christopher D. Cashion
Chief Financial Officer